Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                         File No.: 333-131262-09


This material is for your private information, and none of Wachovia Capital Markets, LLC and Nomura Securities International, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriters or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriters will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2007-C32

Certain Information Regarding Multifamily Mortgaged Properties



Control ID     Loan Seller   Property Name                              Property Address                   Property City
------------   -----------   ----------------------------------------   --------------------------------   -------------
   502860408   Wachovia      Mountain Shadow Apartments                 695 East Patriot Boulevard         Reno
   502860406   Wachovia      Summit Trails Apartments                   1350 Grand Summit Drive            Reno
   502859891   Wachovia      Estancia Apartments                        1720 East D Street                 Ontario
   502860449   Wachovia      Le Coeur du Monde Apartments               2035 Clermont Crossing Drive       Saint Louis
   502860360   Wachovia      Chartwell Court Apartments                 15100 Ella Boulevard               Houston
   502860437   Wachovia      Deerwood Crossing Apartments               1710 Franciscan Terrace            Winston-Salem
   502860415   Wachovia      Dutch Village Apartments                   1500 Zuider Zee Drive              Winston-Salem
   502859357   Wachovia      Village Square Apartments                  100 Tonto Trail                    Lafayette
   502860030   Wachovia      5724-32 South Blackstone Avenue            5724-32 South Blackstone Avenue    Chicago
   502860273   Wachovia      4717 North Winthrop Apartments             4717 North Winthrop Avenue         Chicago
   502859657   Wachovia      The Renaissance                            100 John Street                    New York
   502858868   Wachovia      Arbors at Broadlands                       21411 Deepwoods Terrace            Ashburn
   502859688   Wachovia      Azul at Spectrum Apartments                3134 South Market Street           Gilbert
   502859690   Wachovia      Borrego at Spectrum Apartments             3004 South Market Street           Gilbert
   502859429   Wachovia      Environs Residential Rental Community      3323 West 96th Circle              Westminster
   502860470   Wachovia      Porto Bella                                10853 Firestone Boulevard          Norwalk
   502860552   Wachovia      Little Rock Pool                           Various                            Little Rock
   502860552             0   Chenal Lakes Apartments                    13500 Chenal Parkway               Little Rock
   502860552             0   Brightwaters Apartments                    2420 Riverfront Drive              Little Rock
   509850640   Wachovia      Town Center Apartments                     2727 Bens Branch Drive             Kingwood
   502859519   Wachovia      The Gates at Citiplace Apartments          2500 Gates Circle                  Baton Rouge
   502860544   Wachovia      The Apartments at 1515 West Morse Avenue   1515 West Morse Avenue             Chicago
   502859654   Wachovia      7400 Apartments                            7400 Roosevelt Boulevard           Philadelphia
   502859655   Wachovia      Imperial Towers Apartments                 3801 Conshohocken Avenue           Philadelphia
   502859724   Wachovia      Stanford Place II Apartments               37 Van Mark Way                    Saint Louis
   502859280   Wachovia      The Centre Apartments                      5200 Croyden Avenue                Kalamazoo
   502859147   Wachovia      100 Midtown - Student Apartments           100 10th Street, NW                Atlanta
   502855299   Wachovia      Pine Winds Apartments                      1301 Pine Winds Drive              Garner
   502859565   Wachovia      The Arbors at Port Warwick                 1100 William Styron Square South   Newport News
   502859573   Wachovia      Amber Place                                6080 Lakeview Road                 Warner Robins
   509850575   Wachovia      Villa del Oso                              4217 Louisiana Boulevard NE        Albuquerque
   502861032   Wachovia      Vista Montana                              8000 Montgomery Boulevard NE       Albuquerque
   502860703   Wachovia      Colony Grove Apartments                    1145 West Baseline Road            Tempe
010-00002027   Artesia       Sunnygate Village Apartments               10120 Woodbury Drive               Manassas
010-00001962   Artesia       Fountain Park Apartments                   12525 South Kirkwood Road          Stafford
010-00001998   Artesia       Clearwater Estates III and IV              6887 and 6889 Clearwater Road      Baxter



                                                                        General Property
Control ID     County              Property State   Property Zip Code   Type               Specific Property Type
------------   -----------------   --------------   -----------------   ----------------   ------------------------------------
   502860408   Washoe              NV                           89511   Multifamily        Conventional
   502860406   Washoe              NV                           89523   Multifamily        Conventional
   502859891   San Bernardino      CA                           91764   Multifamily        Conventional
   502860449   Saint Louis         MO                           63146   Multifamily        Conventional
   502860360   Harris              TX                           77090   Multifamily        Conventional
   502860437   Forsyth             NC                           27127   Multifamily        Conventional
   502860415   Forsyth             NC                           27127   Multifamily        Conventional
   502859357   Tippecanoe          IN                           47905   Multifamily        Conventional
   502860030   Cook                IL                           60637   Multifamily        Conventional
   502860273   Cook                IL                           60640   Multifamily        Conventional
   502859657   New York            NY                           10038   Multifamily        Conventional
   502858868   Loudoun             VA                           20148   Multifamily        Conventional
   502859688   Maricopa            AZ                           85296   Multifamily        Conventional
   502859690   Maricopa            AZ                           85296   Multifamily        Conventional
   502859429   Adams               CO                           80031   Multifamily        Single Family/Conventional/Townhomes
   502860470   Los Angeles         CA                           90650   Multifamily        Conventional
   502860552   Pulaski             AR                         Various   Multifamily        Conventional
   502860552   Pulaski             AR                           72211   Multifamily        Conventional
   502860552   Pulaski             AR                           72202   Multifamily        Conventional
   509850640   Harris              TX                           77339   Multifamily        Conventional
   502859519   East Baton Rouge    LA                           70809   Multifamily        Conventional
   502860544   Cook                IL                           60626   Multifamily        Conventional
   502859654   Philadelphia        PA                           19152   Multifamily        Conventional
   502859655   Philadelphia        PA                           19131   Multifamily        Conventional
   502859724   Saint Louis         MO                           63144   Multifamily        Conventional
   502859280   Kalamazoo           MI                           49009   Multifamily        Student Housing
   502859147   Fulton              GA                           30309   Multifamily        Student Housing
   502855299   Wake                NC                           27603   Multifamily        Conventional
   502859565   Newport News City   VA                           23606   Multifamily        Independent Living
   502859573   Houston             GA                           31088   Multifamily        Conventional
   509850575   Bernalillo          NM                           87109   Multifamily        Conventional
   502861032   Bernalillo          NM                           87109   Multifamily        Conventional
   502860703   Maricopa            AZ                           85283   Multifamily        Conventional
010-00002027   Prince William      VA                           20109   Multifamily        Conventional
010-00001962   Fort Bend           TX                           77477   Multifamily        Conventional
010-00001998   Crow Wing           MN                           56425   Multifamily        Conventional



                                  Cut-Off Date
               Cut-Off Date       Loan Amount Per
Control ID     Loan Balance ($)   (Unit)            Mortgage Rate    Origination Date   UW NOI DSCR (x)   UW NCF DSCR (x)
------------   ----------------   ---------------   -------------    ----------------   ---------------   ---------------
   502860408         35,572,500            88,051          5.8100%   05/29/07           1.29x             1.29x
   502860406         30,175,000            94,890          5.8100%   05/25/07           1.25x             1.25x
   502859891         17,650,000           116,118          6.1500%   04/30/07           1.24x             1.20x
   502860449         13,056,000            68,000          5.6500%   04/24/07           1.36x             1.28x
   502860360         12,450,000            51,235          5.1800%   05/25/07           1.37x             1.29x
   502860437         10,400,000            36,491          5.7200%   04/30/07           1.37x             1.29x
   502860415          7,100,000            34,975          5.7200%   04/30/07           1.30x             1.22x
   502859357          5,560,000            27,255          5.7400%   04/18/07           1.63x             1.45x
   502860030          4,600,000            73,016          5.7800%   05/03/07           1.27x             1.22x
   502860273          3,100,000            60,784          5.7500%   05/15/07           1.26x             1.20x
   502859657         93,000,000           420,814          5.6700%   04/24/07           1.22x             1.22x
   502858868         50,375,000           209,896          5.6400%   02/06/07           1.22x             1.20x
   502859688         41,650,000           115,694          5.6200%   03/29/07           1.23x             1.20x
   502859690         30,550,000           115,720          5.6200%   03/29/07           1.24x             1.21x
   502859429         31,000,000            97,484          5.8300%   04/25/07           1.27x             1.27x
   502860470         13,200,000           126,923          5.6500%   04/30/07           1.23x             1.20x
   502860552         40,000,000            56,180          5.4800%   05/09/07           1.51x             1.42x
   502860552
   502860552
   509850640         34,000,000            65,637          5.6800%   05/10/07           1.46x             1.42x
   502859519         33,700,000            91,328          5.6500%   05/07/07           1.55x             1.50x
   502860544          4,700,000            71,212          5.9300%   05/10/07           1.33x             1.27x
   502859654          7,400,000            37,755          5.5500%   04/30/07           1.85x             1.73x
   502859655          8,080,000            43,441          5.5500%   04/30/07           1.49x             1.33x
   502859724          4,350,000            52,410          5.5700%   03/29/07           1.42x             1.35x
   502859280         19,875,000            85,668          5.6000%   02/28/07           1.39x             1.32x
   502859147         18,000,000           152,542          5.7400%   03/07/07           1.34x             1.30x
   502855299         11,600,000            53,704          5.6600%   03/29/07           1.44x             1.35x
   502859565         11,278,294           117,482          5.7800%   04/11/07           1.45x             1.42x
   502859573         26,000,000            66,327          5.8000%   04/27/07           1.26x             1.20x
   509850575         16,180,000            51,859          5.7900%   04/30/07           1.42x             1.35x
   502861032         10,820,000            50,093          5.7900%   04/30/07           1.47x             1.40x
   502860703         10,700,000            63,314          5.7500%   05/18/07           1.28x             1.28x
010-00002027         10,250,000            77,652          5.6300%   06/06/07           1.20x             1.15x
010-00001962          6,700,000            38,068          5.7300%   05/22/07           1.28x             1.17x
010-00001998          3,735,000            62,250          5.9900%   06/01/07           1.19x             1.15x



                                   Original Term to
               Cut-Off Date LTV    Maturity or ARD    Original Amort   Interest-Only                     Number of Studio
Control ID     Ratio               (Mos.)             Term (Mos.)      Period          Number of Units   Units
------------   ----------------    ----------------   --------------   -------------   ---------------   ----------------
   502860408               77.0%                 60               IO              60               404
   502860406               78.4%                 60               IO              60               318
   502859891               72.3%                 60               IO              60               152
   502860449               79.1%                120               IO             120               192
   502860360               75.0%                120              360              60               243
   502860437               80.0%                120              360              60               285
   502860415               79.3%                120              360              60               203
   502859357               79.4%                120               IO             120               204
   502860030               73.0%                120               IO             120                63                 42
   502860273               79.5%                120               IO             120                51                 17
   502859657               78.8%                 60               IO              60               221                184
   502858868               78.2%                120               IO             120               240
   502859688               74.6%                120               IO             120               360
   502859690               73.8%                120               IO             120               264
   502859429               78.1%                120               IO             120               318
   502860470               80.0%                120               IO             120               104
   502860552               80.0%                120               IO             120               712
   502860552                                                                                       456
   502860552                                                                                       256
   509850640               79.9%                120               IO             120               518
   502859519               79.3%                120               IO             120               369
   502860544               75.8%                120               IO             120                66                 19
   502859654               63.0%                120               IO             120               196
   502859655               64.1%                120               IO             120               186                 42
   502859724               79.8%                120               IO             120                83                  1
   502859280               79.8%                120               IO             120               232
   502859147               76.6%                 60               IO              60               118
   502855299               80.0%                120               IO             120               216
   502859565               53.7%                120              360               0                96                  7
   502859573               78.8%                120               IO             120               392
   509850575               79.3%                 60               IO              60               312
   502861032               80.2%                 60               IO              60               216
   502860703               76.4%                120               IO             120               169                  6
010-00002027               70.7%                120              360              60               132
010-00001962               80.0%                120              360               0               176                  8
010-00001998               79.0%                120              360               0                60



                                                                                                                      Average
               Average Contract                                        Number                                         Contract
               Rent - Studio      Number of 1 BR   Average Contract    of 2 BR   Average Contract    Number of 3 BR   Rent - 3
Control ID     Units              Units            Rent - 1 BR Units   Units     Rent - 2 BR Units   Units            BR Units
------------   ----------------   --------------   -----------------   -------   -----------------   --------------   ---------
   502860408                                 144                 810       228                 973               32       1,345
   502860406                                 160                 780       150                 985                5       1,155
   502859891                                  50                 947       102               1,174
   502860449                                  96                 797        96                 962
   502860360                                  81                 806       162                 942
   502860437                                  76                 447       135                 553               74         668
   502860415                                  16                 446       169                 532               18         666
   502859357                                  84                 459        98                 562               22         637
   502860030                721               21                 900
   502860273                521               33                 661         1                 790
   502859657              2,503               31               3,366         5               4,510
   502858868                                  95               1,422       121               1,581               24       1,675
   502859688                                 168                 894       180               1,112               12       1,375
   502859690                                 120                 898       132               1,128               12       1,375
   502859429                                  83                 849       165               1,093               70       1,152
   502860470                                 104               1,125
   502860552                             Various             Various   Various             Various          Various     Various
   502860552                                 188                 508       226                 731               42         985
   502860552                                 176                 536        80                 623
   509850640                                 238                 736       280                 926                        1,409
   502859519                                 186               1,033       146               1,123               37       1,596
   502860544                600               35                 677        12                 846
   502859654                                  78                 800       117                 850                1         925
   502859655                713              102                 870        42               1,016
   502859724                580               20                 638        59                 717                3         997
   502859280                                  40                 639        24                 918               60       1,227
   502859147                                                                71               1,454
   502855299                                  72                 630        96                 720               48         810
   502859565              1,891               49               2,445        40               3,094
   502859573                                  96                 666       264                 758               32         880
   509850575                                 132                 520       180                 635
   502861032                                  84                 580       108                 690               24         880
   502860703                824               82                 684        81                 805
010-00002027                                  44                 899        88               1,112
010-00001962                480              104                 569        48                 710               16         835
010-00001998                                  16                 699        40                 787                4         919



                                                                                  Number of Under
               Number                                          Average Contract   Renovation,
               of 4 BR   Average Contract    Number of 4+ BR   Rent - 4+ BR       Model or Rental                   Utilities Tenant
Control ID     Units     Rent - 4 BR Units   Units             Units              Office Units     Occupancy Rate   Pays
------------   -------   -----------------   ---------------   ----------------   ---------------  --------------   ----------------
   502860408                                                                                                 93.0%  E,G
   502860406                                                                                                 95.0%  E,G
   502859891                                                                                                 96.7%  E,G
   502860449                                                                                                 96.3%  E,G,T
   502860360                                                                                                 91.4%  E,W,S,T
   502860437                                                                                                 95.1%  E
   502860415                                                                                                 95.1%  E
   502859357                                                                                                 87.7%  E,G
   502860030                                                                                                 95.2%  E,G,W,S
   502860273                                                                                                 98.0%
   502859657                                               1             11,426                              99.1%
   502858868                                                                                                 57.1%  E,G,W,S
   502859688                                                                                                 35.0%  E,G,W,S,T
   502859690                                                                                                 34.1%  E,W,S,T
   502859429                                                                                                 90.6%  E,G,W,S,T
   502860470                                                                                                 90.4%  E,G,W,S,T
   502860552                                                                                                 93.8%  Various
   502860552                                                                                                 89.1%  E,G,W,S
   502860552                                                                                                 94.4%  E
   509850640                                                                                                 96.3%
   502859519                                                                                                 91.3%  E
   502860544                                                                                                 98.5%  E
   502859654                                                                                                 99.5%  E
   502859655                                                                                                 96.2%  E,G,W
   502859724                                                                                                 95.2%  E
   502859280                                             108              1,593                              89.9%  E
   502859147                                              47              2,477                              89.7%  E,G,W
   502855299                                                                                                 93.1%  E,W,S
   502859565                                                                                                 89.6%  E,G,W,S
   502859573                                                                                                 83.9%  E,G,S
   509850575                                                                                                 92.6%  E
   502861032                                                                                                 96.3%
   502860703                                                                                                 93.5%  E,G,W,S,T
010-00002027                                                                                                 86.4%  E
010-00001962                                                                                                 94.3%  E,W
010-00001998                                                                                                 91.7%  E



                                                                                                Total Gross
                                                                               Total Gross      Income from
                           Total Number of   Average Contract   Number of RV   Income from RV   Retail and        UW Total
Control ID     Elevators   Pads              Rent per Pads      Sites          Sites            Commercial Uses   Revenues ($)
------------   ---------   ---------------   ----------------   ------------   --------------   ---------------   ------------
   502860408   N                                                                                                     1,680,124
   502860406   N                                                                                                     1,296,929
   502859891   N                                                                                                       849,979
   502860449   N                                                                                                       878,238
   502860360   N                                                                                                     1,293,403
   502860437   N                                                                                                       801,594
   502860415   N                                                                                                       591,358
   502859357   N                                                                                                       668,297
   502860030   N                                                                                                       206,291
   502860273   Y                                                                                                       159,741
   502859657   Y                                                                                                     3,247,284
   502858868   N                                                                                                     1,196,754
   502859688   N                                                                                                     1,468,826
   502859690   N                                                                                                     1,092,776
   502859429   N                                                                                                     1,945,535
   502860470   N                                                                                                       429,847
   502860552   N                                                                                                     1,932,576
   502860552   N                                                                                                     1,310,548
   502860552   N                                                                                                       622,028
   509850640   N                                                                                                     2,367,702
   502859519   N                                                                                                     1,467,381
   502860544   Y                                                                                                       194,515
   502859654   Y                                                                                                     1,063,562
   502859655   Y                                                                                                     1,261,663
   502859724   N                                                                                                       291,898
   502859280   N                                                                                                     1,634,053
   502859147   Y                                                                                                     1,445,021
   502855299   N                                                                                                       772,060
   502859565   Y                                                                                                     1,931,672
   502859573   N                                                                                                     1,446,729
   509850575   N                                                                                                       851,287
   502861032   N                                                                                                       769,485
   502860703   N                                                                                                       561,140
010-00002027   N                                                                                                       644,425
010-00001962   N                                                                                                       605,275
010-00001998   N                                                                                                       198,137
